                                                                    Exhibit 99.1


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 905 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Community Capital Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), William G. Stevens, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2002                        By:   /s/ William G. Stevens
                                                --------------------------------
                                                       William G. Stevens
                                             Its: Chief Executive Officer